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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  May 15, 2002
                                                   ------------


                                PULTE HOMES, INC
                                ----------------
             (Exact name of registrant as specified in its Chapter)


         Michigan                      1-9804                  38-2766606
----------------------------         -----------           -------------------
(State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)              File Number)          Identification No.)



    33 Bloomfield Hills Parkway, Suite 200, Bloomfield Hills, Michigan 48304
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  (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code            (248) 647-2750
                                                   -----------------------------

                         -----------------------------


          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

         On May 15, 2002, Pulte Homes, Inc. issued a press release attached as
Exhibit 99.1 hereto, announcing organizational changes.

ITEM 7.  EXHIBITS

         Exhibit 99.1: Press Release dated May 15, 2002.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             PULTE HOMES, INC.

Date:
June 6, 2002                                 By:   /s/ Bruce Robinson
                                                  -----------------------------
                                                  Name:   Bruce Robinson
                                                  Title:  Vice President and
                                                          Treasurer












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                                INDEX TO EXHIBITS


EXHIBIT NO.                        DESCRIPTION

Exhibit 99.1                       Press Release dated May 15, 2002